SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2004
                                                  -----------------

                                 TEN STIX, INC.
                                 -------------
             (Exact name of Registrant as specified in its charter)

                                    Nevada
                                    --------
         (State or other jurisdiction of Incorporation or organization)

        0-32323                                           20-1217659
        -------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

10631 E. Running Deer Trail, Scottsdale, Arizona            85262
-------------------------------------------------           -----
(Address of principal executive offices)                  (Zip Code)

                                  480-419-8607
                                  ------------
              (Registrant's telephone number, including area code)

               3101 Riverside Drive, Idaho Springs, Colorado 80452
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.02 Department of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     Appointment of New Director, President, CEO and CFO
     ---------------------------------------------------

     On September 25, 2004, the Board of Directors of Ten Stix, Inc. (the "Company"), appointed David Keaveney, as a Director and as the President, CFO and CEO of the Company.


     David W. Keaveney has functioned as a strategic business consultant, mentoring senior level executives on business development, marketing, reengineering and value growth for the past seven years. Early in his career, Mr. Keaveney served as Sr. Vice President of Investments for a financial services firm where he specialized in business structure, valuation and core competency. Mr. Keaveney has held senior executive positions with several private start-ups companies including marketing, financial and management consulting.

     Mr. Keaveney is working towards his Management Certificate (mini-MBA) from Loyola University and his Certification of Professional Development from Wharton Business School.

     David resides in Scottsdale Arizona with his wife and two children. David is 34 years of age.

     Resignation of Directors and Officers
     -------------------------------------

     On September 26, 2004, following the appointment of David Keaveney as a Director of the Company and as the new President, CFO and CEO of the Company, Thomas E. Sawyer and Tony A Cranford, resigned as officers and directors of the Company.

Item 8.01 Other Events

     Change of Principal Office of the Company
     -----------------------------------------

     On September 27, 2004, the Company changed the address and location of its principal office to 10631 E. Running Deer Trail, Scottsdale, Arizona 85262.


     Press Release announcing Appointment of David Keaveney as Director, President, CEO and CFO
     --------------------------------------------------------------------

     On September 27, 2004, Ten Stix, Inc., (the "Company") issued a Press Release announcing the appointment of David Keaveney as a Director and the new President, CEO and CFO of the Company. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             Ten Stix, Inc.
                                             (Registrant)



Dated: September 28, 2004                    /s/ David Keaveney
                                             ----------------------------------
                                             By:  David Keveaney
                                             Its: President and
                                                  Chief Executive Officer

INDEX TO EXHIBITS
-----------------

Exhibit Number                      Exhibit
---------------------------------------------------------------------
99.1                                Press Release dated September 28, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.